UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-7918

Weitz Partners, Inc.

(Exact name of registrant as specified in charter)

Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Address of principal executive offices) (Zip code)

Wallace R. Weitz & Company
Weitz Series Fund, Inc.
Suite 600
1125 South 103 Street
Omaha, NE 68124-6008
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-402-391-1980

Date of fiscal year end: March 31, 2003

Date of reporting period: March 31, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.             Reports to Stockholders.

WEITZ PARTNERS, INC.

Partners Value Fund

A N N U A L

R E P O R T

March 31, 2003

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WPVLX

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
Historical Performance Information

The table below gives a long-term perspective of the Partners Value Fund (the “Fund”) and its predecessor, Weitz Partners II–Limited Partnership (the “Predecessor Partnership”). Performance numbers are after deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are materially equivalent to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended March 31, 2003, calculated in accordance with SEC standardized formulas.

Period Ended	Partners II	S&P 500	Period Ended	Partners Value	S&P 500

12/31/83†	9.9%	4.2%	12/31/94	-9.0%	1.3%
12/31/84	14.5	6.3	12/31/95	38.7	37.5
12/31/85	40.7	31.7	12/31/96	19.2	22.9
12/31/86	11.1	18.7	12/31/97	40.6	33.4
12/31/87	4.3	5.3	12/31/98	29.1	28.6
12/31/88	14.9	16.5	12/31/99	22.1	21.0
12/31/89	20.3	31.6	12/31/00	21.1	-9.1
12/31/90	-6.3	-3.1	12/31/01	-0.9	-11.8
12/31/91	28.1	30.2	12/31/02	-17.0	-22.1
12/31/92	15.1	7.6	3/31/03††	-4.3	-3.1
12/31/93	23.0	10.1	Cumulative	1,429.8	797.5

			Average Annual
			Compound Growth
			(Since inception
			June 1, 1983)	14.7	11.7

Average annual total return for the Fund (inception 1/94) and for the Predecessor Partnership (inception 6/83) for the one, five and ten year periods ended March 31, 2003, was -20.3%, 5.2% and 13.8%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

†	Return is for the period 6/1/83 through 12/31/83
††	Return is for the period 1/1/03 through 3/31/03

2

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND

The chart below depicts the change in the value of a $25,000 investment in the Predecessor Partnership and the Fund for the period March 31, 1993 through March 31, 2003, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 companies generally representative of the market for stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. As indicated, $25,000 originally invested in the Predecessor Partnership on March 31, 1993, would have been valued at $91,352 on March 31, 2003.

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund’s performance might have been adversely affected.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

For the fiscal year ended March 31, 2003, the Partners Value Fund designated $17,147,834 as a long-term capital gain distribution.

3

WEITZ PARTNERS, INC. — PARTNERS VALUE FUND
March 31, 2003 -Annual Report

April 4, 2003

Dear Fellow Shareholder:

        These are strange and troubling times. Our country is at war, the threat of terrorism in America is unsettling, to say the least, we have just completed the 3rd year of the worst bear market since the 1930’s, and last year, our Fund had its worst percentage decline ever. On the other hand, we have kept our capital intact throughout the bear market, our relative performance has been very good, and we have confidence in the resilience of the American people, our economy, and the companies in our portfolio.

        It is natural to be concerned, confused, and discouraged at a time like this—both about our parochial investment interests and about the world in general. I’m not immune. But in 42 years of investing (only 33 professionally—I’m not that old), there have been many other times when stock market risks seemed overwhelming. Investing is about recognizing, and taking advantage of, the difference between price and value. If everything were clear cut and predictable, there would be no price/value discrepancies to exploit. The trick in a bear market is to own companies that are strong enough to withstand adversity and hold their value until investors are interested in buying stocks again.

        We will discuss how our stocks fared last year and what we think about the future, but first some performance numbers. In the fiscal year ending March 31, 2003, our Fund was down 20.3% vs. -24.8% for the S&P 500. This wipes out our 2000-01 gains and brings our 3-year cumulative bear market return to -2.9% compared to a cumulative loss of 40.9% for the S&P (and a cumulative loss of 70.4% for the Nasdaq). While “breaking even” is disappointing after so many years of double-digit gains, preserving capital in a bear market is pretty important.

        The table below compares the performance of our Fund and the Predecessor Partnership to those of our primary benchmark, the S&P 500 (large companies), as well as the Russell 2000 (smaller companies), the Nasdaq Composite (a proxy for tech stocks), and our peer group of mutual funds (according to Lipper Analytical Services).

	Average Annual Total Returns*

	1-Year	3-Year	5-Year	10-Year	15-Year

Weitz Partners Value Fund	-20.3%	-1.0%	5.2%	13.8%	13.9%
S&P 500	-24.8	-16.1	-3.8	8.5	10.8
Russell 2000	-27.0	-11.0	-4.1	6.2	N.A.
Nasdaq Composite	-27.0	-33.3	-5.8	6.9	8.9
Average Growth and Income Fund	-24.6	-10.8	-3.6	7.5	N.A

*	All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends (except for the 10 and 15-year Nasdaq numbers for which reinvestment of dividend information was not available).

4

Portfolio Review

        While the majority of our stocks went down in price last year, most of the companies maintained or grew their underlying business values. This may sound paradoxical, but remember that a company’s business value is a function of the future cash it will generate for its owners over the next decade or two. If current earnings and cash flows are depressed by an economic recession or a temporary interruption in normal business activity, such as fear of traveling during a war, the long-term prospects for the business may not be affected (although the stock price may drop precipitously). On the other hand, management fraud (Adelphia) or excess leverage (Charter) may cause permanent impairment of value. Each of our companies has its own story, but most fit generally into one of these categories:

(1)

Companies with high fixed costs, low variable costs, and too many competitors (e.g. telecommunications) tend to cut prices when business slows down. In the telecom arena, we have focused primarily on rural carriers where the competition is less severe, but we may have underestimated the competitive pressures, especially in the wireless arena. Alltel and Telephone and Data Systems have fortress balance sheets and Citizens is focused on the best segment of the industry, rural wireline. Sprint and Qwest have company-specific issues. All are reasonably priced, but some may have less upside potential than we originally thought.

(2)

Solid companies that are economically sensitive have seen a slowdown in demand and soft pricing. Apartment and office real estate, waste hauling, retailing, printing, advertising, etc. are all suffering from slowing growth or dips in earnings. The stocks reflect the near-term disappointments. Our companies in these areas generally have strong balance sheets and they should resume their growth in due course. Several pay very healthy dividends.

(3)

Travel-related businesses are particularly depressed. Luxury (Host Marriott), Upscale and Moderate (Hilton), and Economy (Extended Stay) hotels are all experiencing weak occupancy and pricing and their earnings are down sharply. Gaming (Park Place and Harrah’s) and Amusement Parks (Six Flags) are also suffering somewhat from a decline in travel. The threat of domestic terrorism is probably a permanent part of American life, and we are making a leap of faith here, but we are betting that travel will return to pre-9/11 levels within a few years. If this occurs, we should earn out-sized returns on these stocks, but it may take a lot of patience.

(4)

Some of our companies have shown rising earnings in spite of the recession. Washington Post has received a huge lift from its education business and its stock was very strong last year. Mortgage REITs (real estate investment trusts) such as Redwood Trust, Capital Automotive, and Novastar showed higher earnings and dividends and each has been very strong in a market that has become very interested in dividends.

5

(5)

Finally, there are a few companies whose business value clearly rose significantly but whose stock went down anyway. The price of Berkshire Hathaway shares declined by 10% during our fiscal year, yet the company had what Warren Buffett termed “a banner year.” Insurance float increased to a record $41 billion (or $26,700 per share) and the cost of the float was 1%. Add this to the stockholders’ equity of $64 billion ($41,700 per share) plus tax reserves of $5,200 per share, and we have $73,600 per share at work on our behalf, managed by the best investment person on the planet. Something good should come of this.

        Stock investing is hard to do well. The pattern of returns is completely unpredictable in the short run. But through wars, recessions, and technology bubbles, if we can buy shares in good businesses at less than they are worth and hold them patiently as they grow, we should earn reasonable returns over time. We are as fully invested as we have been in several years (cash and reserves of 13% at March 31), and we feel good about the long-term prospects for our portfolio.

        All of us here appreciate both the confidence and the patience of our shareholders. Thank you.

Sincerely,

Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

Shareholder Information Meeting—May 27, 2003

Please plan to join us on Tuesday, May 27 at the Scott Conference Center (6450 Pine St. in Omaha) for our shareholder information meeting to begin at 4:30 p.m. If you have questions for our analysts and portfolio managers, you may write, email or call before the meeting or you will be able to ask them from the floor. We look forward to seeing you then.

6

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Schedule of Investments in Securities March 31, 2003

Shares or units
		Cost	Value

	COMMON STOCKS — 86.4%
	Advertising & Marketing — 1.7%
3,300,000	Interpublic Group of Companies, Inc. (a)	$36,248,625	$30,690,000
250,000	Valassis Communications, Inc.*	3,543,019	6,600,000

		39,791,644	37,290,000

	Banking — 12.5%
166,900	Astoria Financial Corp.	3,712,739	3,877,087
1,474,400	Greenpoint Financial Corp.	28,575,762	66,067,864
3,202,846	U.S. Bancorp	54,314,330	60,790,017
4,100,000	Washington Mutual, Inc.	112,736,737	144,607,000

		199,339,568	275,341,968

	Cable Television — 9.1%
8,167,995	Adelphia Communications Corp. CL A* #	1,061,839	1,429,399
13,633,000	Charter Communications, Inc., CL A*	118,502,126	11,315,390
5,500,000	Comcast Corp. - Special CL A*	140,351,299	151,195,000
3,146,170	Insight Communications Co.*	55,211,434	37,596,731

		315,126,698	201,536,520

	Consumer Products and Services — 2.0%
4,339,300	Six Flags, Inc.*	61,346,987	24,300,080
947,300	Waste Management, Inc.	21,444,142	20,063,814

		82,791,129	44,363,894

	Financial Services — 6.8%
1,000	Berkshire Hathaway, Inc. CL A*	56,925,853	63,800,000
34,049	Berkshire Hathaway, Inc. CL B*	65,816,954	72,762,713
200,000	Fannie Mae	13,181,185	13,070,000
1,486,500	Imperial Credit Industries, Inc.*	37,163	2,973

		135,961,155	149,635,686

The accompanying notes form an integral part of these financial statements. 7

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Schedule of Investments in Securities, Continued

Shares or units		Cost	Value

	Information Services — 0.0%
130,409	Intelligent Systems Corp.*	$122,348	$182,573

	Lodging and Gaming — 9.8%
1,424,500	Extended Stay America, Inc.*	8,928,460	14,387,450
440,000	Harrah’s Entertainment, Inc.*	14,307,790	15,708,000
6,874,300	Hilton Hotels Corp.	62,024,029	79,810,623
14,843,000	Park Place Entertainment Corp.*	145,218,899	105,682,160

		230,479,178	215,588,233

	Media and Entertainment — 12.1%
114,800	Daily Journal Corp.*†	2,952,881	2,732,240
18,467,700	Liberty Media Corp.- A*	226,924,160	179,690,721
125,000	Washington Post Co. CL B	63,730,250	85,170,000

		293,607,291	267,592,961

	Mortgage Banking — 4.9%
1,868,700	Countrywide Financial Corp.	55,055,834	107,450,250

	Printing Services — 0.4%
4,127,200	Mail-Well, Inc.*†	26,469,717	8,378,216

	Real Estate and Construction — 1.8%
1,233,800	Catellus Development Corp.*	15,384,618	25,909,800
369,300	Forest City Enterprises, Inc. CL A	5,137,132	12,844,254

		20,521,750	38,754,054

	Real Estate Investment Trusts — 6.7%
400,000	Archstone-Smith Trust	9,405,978	8,784,000
130,000	Avalonbay Communities, Inc.	5,767,049	4,797,000
12,500,000	Host Marriott Corp.*	113,173,997	86,500,000

The accompanying notes form an integral part of these financial statements. 8

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Schedule of Investments in Securities, Continued

Share or units
		Cost	Value

	Real Estate Investment Trusts — (Continued)
104,675	Medical Office Properties, Inc.#	$2,088,266	$1,046,750
457,830	Newcastle Investment Holdings Corp.#	7,862,698	8,240,940
914,152	Redwood Trust, Inc.†	17,445,976	29,709,940
240,000	Vornado Realty Trust	9,705,225	8,592,000

		165,449,189	147,670,630

	Restaurants — 0.2%
175,000	Papa John’s International, Inc.*	4,125,548	4,380,250

	Retail — 3.1%
3,600,600	Safeway, Inc.*	120,728,097	68,159,358

	Telecommunications — 13.6%
1,488,500	Alltel Corp.	79,644,633	66,625,260
491,692	Centennial Communications Corp.*	4,559,317	889,963
10,356,900	Citizens Communications Co.*	126,902,721	103,361,862
18,578,000	Qwest Communications International, Inc.* (a)	226,092,483	64,837,220
1,138,000	Sprint Corp.	21,622,000	13,371,500
1,250,000	Telephone and Data Systems, Inc.	85,474,120	51,137,500

		544,295,274	300,223,305

	Utilities — 1.7%
3,158,900	Westar Energy, Inc.	62,809,288	38,285,868

	Total Common Stocks	2,296,673,708	1,904,833,766

	CONVERTIBLE PREFERRED STOCKS — 0.1%
130,000	Citizens Communications Co. - Equity Units**	1,937,131	2,821,000

The accompanying notes form an integral part of these financial statements. 9

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Schedule of Investments in Securities, Continued

Face amount or shares
		Cost	Value

	CORPORATE BONDS — 0.4%
$ 15,000,000	Charter Communications, Inc. Convertible 5.75
	10/15/05	$7,327,226	$3,225,000
5,000,000	Charter Communications, Inc. 8.25% 4/01/07	3,275,260	2,350,000
5,000,000	Charter Communications, Inc. 10.75% 10/01/09	3,379,309	2,337,500

	Total Corporate Bonds	13,981,795	7,912,500

	U.S. GOVERNMENT AND AGENCY SECURITIES — 4.8%
40,000,000	Federal Home Loan Bank 3.625% 10/15/04	39,686,986	41,304,520
60,000,000	Federal Home Loan Bank 4.125% 11/15/04	59,766,301	62,445,900
2,500,000	Federal Home Loan Bank 6.44% 11/28/05	2,501,182	2,784,273

	Total U.S. Government and Agency Securities	101,954,469	106,534,693

	SHORT-TERM SECURITIES — 7.9%
51,167,716	Milestone Treasury Obligations Portfolio	51,167,716	51,167,716
47,951,378	Wells Fargo Government Money Market Fund	47,951,378	47,951,378
75,000,000	Fannie Mae Discount Note 4/16/03	74,962,344	74,963,775

	Total Short-Term Securities	174,081,438	174,082,869

	Total Investments in Securities	$2,588,628,541	2,196,184,828

	Covered Call Options Written — 0.0%		(212,500)
	Other Assets Less Liabilities — 0.4%		7,612,552

	Total Net Assets — 100%		$2,203,584,880

	Net Asset Value Per Share		$16.41

The accompanying notes form an integral part of these financial statements. 10

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Schedule of Investments in Securities, Continued

Shares subject to option		Expiration date/ Strike price
			Value

	COVERED CALL OPTIONS WRITTEN
500,000	Interpublic Group of Companies, Inc.	July 2003/12.50	$(112,500)
500,000	Qwest Communications International, Inc.*	July 2003/5	(100,000)

	Total Call Options Written		$(212,500)
	(premiums received $1,726,623)

*	Non-income producing
†	Non-controlled affiliate
#	Restricted and/or illiquid security
**	Each Equity Unit consists of a purchase contract for shares of Citizens Communications Co. common stock and a senior note, with a face amount of $3,250,000, due August 17, 2006 issued by Citizens Communications Co.
(a)	Fully or partially pledged as collateral on outstanding written call options.

The accompanying notes form an integral part of these financial statements 11

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Statement of Assets and Liabilities March 31, 2003

Assets:
Investments in securities, at value:
Unaffiliated issuers (cost $2,541,759,967)	$2,155,364,432
Non-controlled affiliates (cost $46,868,574)	40,820,396	$2,196,184,828

Accrued interest and dividends receivable		5,019,675
Receivable for securities sold		4,086,380
Receivable for fund shares sold		675,708
Other		10,495

Total assets		2,205,977,086

Liabilities:
Due to adviser		2,001,189
Covered call options written, at value (proceeds received $1,726,623)		212,500
Payable for fund shares redeemed		9,435
Other expenses		169,082

Total liabilities		2,392,206

Net assets applicable to outstanding capital stock		$2,203,584,880

Analysis of net assets:
Paid-in capital		$2,637,696,307
Accumulated undistributed net investment income		2,618,368
Accumulated net realized loss		(45,800,205)
Net unrealized depreciation of investments		(390,929,590)

Total net assets applicable to shares outstanding		$2,203,584,880

Net asset value per share of outstanding capital stock
(134,268,418 shares outstanding)		$16.41

The accompanying notes form an integral part of these financial statements. 12

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Statement of Operations Year ended March 31, 2003

Investment income:
Dividends (including $2,424,136 from non-controlled affiliate)		$23,213,315
Interest		12,635,960

Total investment income		35,849,275

Expenses:
Investment advisory fee		24,634,770
Administrative fee		1,769,018
Custodial fees		54,321
Directors fees		47,846
Other expenses		709,084

Total expenses		27,215,039

Net investment income		8,634,236

Realized and unrealized gain (loss) on investments:
Net realized loss on securities (including net gain of $132,048
from non-controlled affiliate)	$(47,304,473)
Net realized gain on options written	1,528,355

Net realized loss		(45,776,118)
Net unrealized depreciation of investments (including net
depreciation of $6,048,178 from non-controlled affiliates)		(592,978,316)

Net realized and unrealized loss on investments		(638,754,434)

Net decrease in net assets resulting from operations		$(630,120,198)

The accompanying notes form an integral part of these financial statements. 13

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Statements of Changes in Net Assets

	Year ended March 31,

	2003	2002

Increase (decrease) in net assets:
From operations:
Net investment income	$8,634,236	$19,843,049
Net realized gain (loss)	(45,776,118)	18,704,055
Net unrealized depreciation	(592,978,316)	(65,314,035)

Net decrease in net assets resulting from operations	(630,120,198)	(26,766,931)

Distributions to shareholders from:
Net investment income	(6,851,523)	(28,561,720)
Net realized gains	(18,670,718)	(33,213,648)

Total distributions	(25,522,241)	(61,775,368)

Capital share transactions:
Proceeds from sales	601,952,916	1,441,917,235
Payments for redemptions	(903,310,447)	(669,000,589)
Reinvestment of distributions	23,706,802	57,956,228

Total increase (decrease) from capital share transactions	(277,650,729)	830,872,874

Total increase (decrease) in net assets	(933,293,168)	742,330,575

Net assets:
Beginning of period	3,136,878,048	2,394,547,473

End of period (including undistributed net investment
income of $2,618,368 and $841,760, respectively)	$2,203,584,880	$3,136,878,048

The accompanying notes form an integral part of these financial statements. 14

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND
Financial Highlights

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

	Year ended March 31,				Year ended December 31,
				Three months ended March 31, 2000**
	2003	2002	2001		1999	1998
Net asset value, beginning of period	$20.79	$21.27	$18.75	$20.02	$17.68	$15.45

Income (loss) from investment operations:
Net investment income	0.06	0.13	0.31	0.08	0.21	0.06
Net gain (loss) on securities (realized and unrealized)	(4.27)	(0.14)	3.67	(0.43)	3.42	4.00

Total from investment operations	(4.21)	(0.01)	3.98	(0.35)	3.63	4.06

Less distributions:
Dividends from net investment income	(0.05)	(0.21)	(0.30)	(0.20)	(0.05)	(0.16)
Distributions from realized gains	(0.12)	(0.26)	(1.16)	(0.72)	(1.24)	(1.67)

Total distributions	(0.17)	(0.47)	(1.46)	(0.92)	(1.29)	(1.83)

Net asset value, end of period	$16.41	$20.79	$21.27	$18.75	$20.02	$17.68

Total return	(20.3% )	(0.1% )	21.9%	(1.8% )†	22.1%	29.1%

Ratios/supplemental data:
Net assets, end of period ($000)	2,203,585	3,136,878	2,394,547	1,241,628	1,143,374	292,331
Ratio of expenses to average net assets	1.10%	1.08%	1.13%	1.19% *	1.24%	1.25%
Ratio of net investment income to average net assets	0.35%	0.69%	1.77%	1.77% *	1.57%	0.34%
Portfolio turnover rate	20%	10%	29%	5% †	29%	36%

*	Annualized
†	Not Annualized
**	The Fund changed its fiscal year end from December 31 to March 31, in this period.

The accompanying notes form an integral part of these financial statements. 15

WEITZ PARTNERS, INC.—PARTNERS VALUE FUND Notes to Financial Statements March 31, 2003

(1)	Organization

Weitz Partners, Inc. (the “Company”), is registered under the Investment Company Act of 1940 as an open-end management investment company. At present, there is only one series authorized by the Company, the Partners Value Fund (the “Fund”). The accompanying financial statements present the financial position and results of operations of the Fund.

The Fund’s investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

(2)	Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States of America for the investment company industry.

(a)	Valuation of Investments

Investments are carried at value determined using the following valuation methods:

•	Securities traded on a national or regional securities exchange and over-the-counter securities traded on the Nasdaq national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•	The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•	The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

•	The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Fund’s Board of Directors.

(b)	Option Transactions

The Fund may purchase put or call options. When the Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether the Fund has realized a gain or loss on the related investment transaction. When the Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

16

The Fund may write put or call options. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether the Fund has realized a gain or loss on the related investment transaction. When the Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Fund attempts to limit market risk and enhance its income by writing (selling) covered call options. The risk in writing a covered call option is that the Fund gives up the opportunity of profit if the market price of the financial instrument increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that the Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c)	Federal Income Taxes

Since the Fund’s policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

(d)	Security Transactions and Distributions to Shareholders

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and dividends on short positions are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

Realized gains or losses are determined by specifically identifying the issue sold.

(e)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

17

(f)	Securities Sold Short

The Fund periodically engages in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.

(3)	Related Party Transactions

The Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund’s shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser is being paid a monthly fee. The annual investment advisory fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSETS BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. The annual administrative fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSETS BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000	500,000,000	0.150%
500,000,000		0.050%

18

The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund’s average daily net assets. The expenses incurred by the Fund did not exceed the percentage limitation during the year ended March 31, 2003.

Weitz Securities, Inc., as distributor, received no compensation for the distribution of the Fund’s shares.

(4)	Capital Stock

The Company is authorized to issue a total of one billion shares of common stock with a par value of $.00001 per share. Three hundred million of these shares have been authorized by the Board of Directors to be issued by the Fund. The Board of Directors may authorize additional shares in series without shareholder approval. Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no other interest in the assets of any other series.

Transactions in the capital stock of the Fund are summarized as follows:

	Year ended March 31,
	2003	2002

Transactions in shares:
Shares issued	34,123,381	67,989,701
Shares redeemed	(52,087,703)	(32,359,136)
Reinvested dividends	1,365,600	2,678,477

Net increase (decrease)	(16,598,722)	38,309,042

(5)	Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Fund are summarized as follows:

	Year ended March 31,
	2003	2002

Ordinary income	$8,374,407	$34,143,952
Long-term capital gains	17,147,834	27,631,416

Total Distributions	$25,522,241	$61,775,368

As of March 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income	$2,618,368
Capital loss carryforward	(43,524,372)
Post October capital loss deferral	(720,811)
Unrealized depreciation	(392,484,612)

$(434,111,427)

The capital loss carryforward represents tax basis capital losses which may be carried over to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforward expires on March 31, 2011. The Fund has elected to defer realized capital losses arising after October 31, 2002. Such losses are treated for tax purposes as arising on April 1, 2003.

19

The difference between book basis and tax basis unrealized depreciation and net realized loss is attributed to the deferral of losses on wash sales.

(6)	Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $587,904,376 and $433,797,101, respectively. The cost of investments for Federal income tax purposes is $2,590,183,563. At March 31, 2003, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $241,142,765 and $635,141,500 respectively.

(a)	Illiquid Securities

The Fund owns certain securities which have a limited trading market or certain restrictions on trading and therefore may be illiquid. Such securities have also been valued at fair value in accordance with the procedures described in Note 2. Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed. These differences could be material. Illiquid securities owned at March 31, 2003, include the following:

Cost

Adelphia Communications Corp. CL A	$1,061,839
Medical Office Properties, Inc.	2,088,266
Newcastle Investment Holdings Corp.	7,862,698

Total illiquid securities	$11,012,803

The total value of these securities at March 31, 2003, was $10,717,089, representing 0.5% of the Fund’s net assets.

(b)	Covered Call Options Written

Transactions relating to covered call options written are summarized as follows:

	Year ended March 31, 2003

	Number of Contracts	Premiums

Options outstanding, beginning of period	5,798	$1,852,951
Options written, during the period	16,500	3,437,671
Options exercised, during the period	(6,898)	(2,035,644)
Options expired, during the period	(5,400)	(1,528,355)

Options outstanding, end of period	10,000	$1,726,623

20

(7)	Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s holdings in the securities of such issuers is set forth below:

	Number of Shares Held March 31, 2002	Gross Additions	Gross Reductions	Number of Shares Held March 31, 2003	Value March 31, 2003	Dividend Income	Realized Gains/(Losses)
Name of Issuer

Daily Journal Corp.	114,800	—	—	114,800	$2,732,240	$—	$—
Mail-Well, Inc.	2,751,600	1,375,600	—	4,127,200	8,378,216	—	—
Redwood Trust, Inc.	820,352	93,800	—	914,152	29,709,940	2,424,136	132,048

Totals					$40,820,396	$2,424,136	$132,048

While Insight Communications, Inc. (“Insight”), is not an affiliate of the Fund for purposes of the Investment Company Act of 1940, the Fund owns 6.2% of the Class A shares of Insight which are included in the beneficial ownership of Insight reported by Wallace R. Weitz & Company on Schedule 13G filed in accordance with the requirements of Section 13(d) of the Securities Exchange Act of 1934.

(8)	Contingencies and Commitments

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(9)	Line of Credit

A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc. and to the Partners Value Fund of the Weitz Partners, Inc. (collectively, the “Funds”). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 13, 2003 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund and/or the Partners Value Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.

21

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders
Weitz Partners, Inc. – Partners Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Weitz Partners Inc. – Partners Value Fund (the “Fund”) at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the three months ended March 31, 2000 and the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 1998, were audited by other independent accountants whose report dated January 15, 1999, expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
New York, New York
April 18, 2003

22

INFORMATION ABOUT THE DIRECTORS AND OFFICERS
OF THE WEITZ FUNDS
(Unaudited)

The individuals listed below serve as directors or officers of Weitz Series Fund, Inc. and Weitz Partners, Inc. (the “Weitz Funds”). Each director of the Weitz Funds serves until a successor is elected and qualified or until resignation. Each officer of the Weitz Funds is elected annually by the Board of Directors.

The address of all officers and directors is 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124.

Interested Directors*

Wallace R. Weitz (53)	Thomas R. Pansing, Jr. (58)
Position(s) Held with Fund: President; Treasurer;	Position(s) Held with Fund: Director
Portfolio Manager	Length of Service (Beginning Date): Weitz Series Fund,
Length of Service (Beginning Date): Weitz Series	Inc. (and predecessor Weitz Value Fund) – January,
Fund, Inc. (and predecessor Weitz Value Fund) –	1986, Weitz Partners, Inc. – July, 1993
January, 1986, Weitz Partners, Inc. – July, 1993	Principal Occupation(s) During Past 5 Years: Partner,
Principal Occupation(s) During Past 5 Years: President,	Gaines Pansing & Hogan
Wallace R. Weitz & Company, Weitz Series Fund,	Number of Portfolios Overseen: 5
Inc., Weitz Partners, Inc.	Other Directorships: N/A
Number of Portfolios Overseen: 5
Other Directorships: N/A

*	Mr. Weitz is a director and officer of Wallace R. Weitz & Company, investment adviser to the Weitz Funds, and as such is classified as an “interested director”. Mr. Pansing performs certain legal services for the investment adviser and the Weitz Funds and, therefore, is also classified as an “interested director”.

Independent Directors

Lorraine Chang (52)	John W. Hancock (55)
Position(s) Held with Fund: Director	Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund,	Length of Service (Beginning Date): Weitz Series Fund,
Inc. and Weitz Partners, Inc. – June, 1997	Inc. (and predecessor Weitz Value Fund) – January,
Principal Occupation(s) During Past 5 Years: Partner,	1986, Weitz Partners, Inc. – July, 1993
The Public Strategies Group 1999-Present;	Principal Occupation(s) During Past 5 Years: Partner,
Independent Consultant 1995-1999	Hancock & Dana
Number of Portfolios Overseen: 5	Number of Portfolios Overseen: 5
Other Directorships: N/A	Other Directorships: N/A

Richard D. Holland (81)	Delmer L. Toebben (72)
Position(s) Held with Fund: Director	Position(s) Held with Fund: Director
Length of Service (Beginning Date): Weitz Series Fund,	Length of Service (Beginning Date): Weitz Series Fund,
Inc. and Weitz Partners, Inc. – June, 1995	Inc. and Weitz Partners, Inc. – July, 1996
Principal Occupation(s) During Past 5 Years: Retired	Principal Occupation(s) During Past 5 Years: Retired,
Number of Portfolios Overseen: 5	1999 -Present; President, Curzon Advertising &
Other Directorships: N/A	Display, Inc. 1977-1999
Number of Portfolios Overseen: 5
Other Directorships: N/A

23

Officers

Mary K. Beerling (62)	Linda L. Lawson (49)
Position(s) Held with Fund: Vice President and	Position(s) Held with Fund: Vice President
Secretary	Length of Service (Beginning Date): June, 1992
Length of Service (Beginning Date): July, 1994	Principal Occupation(s) During Past 5 Years: Vice
Principal Occupation(s) During Past 5 Years:	President, Wallace R. Weitz & Company, Weitz
Vice President, Wallace R. Weitz & Company, Weitz	Series Fund, Inc., Weitz Partners, Inc.
Series Fund, Inc., Weitz Partners, Inc.

The Statement of Additional Information for Weitz Series Fund, Inc. and Weitz Partners, Inc., which can be obtained without charge by calling 800-232-4161, includes additional information about the Board of Directors and Officers of the Weitz Funds.

24

Board of Directors
     Lorraine Chang
     John W. Hancock
     Richard D. Holland
     Thomas R. Pansing, Jr.
     Delmer L. Toebben
     Wallace R. Weitz

Officers
     Wallace R. Weitz, President
     Mary K. Beerling, Vice-President & Secretary
     Linda L. Lawson, Vice-President

Investment Adviser
     Wallace R. Weitz & Company

Distributor
     Weitz Securities, Inc.

Custodian
     Wells Fargo Bank Minnesota,
     National Association

Transfer Agent and Dividend Paying Agent
     Wallace R. Weitz & Company

Sub-Transfer Agent
     National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Partners, Inc. — Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

4/28/03

Item 2.            Code of Ethics.

Not applicable at this time.

Item 3.             Audit Committee Financial Expert.

Not applicable at this time.

Items 4-6.       [Reserved]

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable at this time.

Item 8.            [Reserved]

Item 9.            Controls and Procedures.

(a) Not applicable at this time.

(b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation.

Item 10.          Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below: Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Weitz Partners, Inc.
By (Signature and Title)*	/s/ Wallace R. Weitz

Wallace R. Weitz, President

Date 4/28/03

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Wallace R. Weitz

Wallace R. Weitz, President

Date 4/28/03

By (Signature and Title)*	/s/ Linda Lawson

Linda Lawson, Principal Financial Officer

Date 4/28/03

*          Print the name and title of each signing officer under his or her signature.